                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 August 1, 2003
                            -------------------------
                Date of Report (Date of earliest event reported)




                        BALDWIN TECHNOLOGY COMPANY, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                     1-9334                      13-3258160
---------------------------        --------------            -------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
of incorporation)                  File Number)             Identification  No.)




                    Twelve Commerce Drive, Shelton, CT. 06484
                 -----------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (203) 402-1000
                      ------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                        ---------------------------------
          (Former Name or Former Address, if changed since Last Report)






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Item 5.           Other Events

         On October 31, 2000, Baldwin Technology Company, Inc. ("Baldwin or the "Company") entered into a $35,000,000 Revolving Credit Facility (the "Credit Facility") with Fleet National Bank and First Union National Bank, which had an originally scheduled maturity date of October 31, 2003. The Credit Facility was amended and restated on January 28, 2002, and was further amended on October 30, 2002 to, among other things, change the maturity date to July 1, 2003 (the "Amended Credit Facility"). On July 1, 2003, the maturity date was further extended to August 1, 2003.

         The outstanding balance at July 31, 2003 under the Amended Credit Facility was approximately $16,112,000. The Amended Credit Facility has now been further amended to extend the maturity date to August 15, 2003 in order to allow the Company time to conclude negotiations with a potential new lender. There can be no assurance that these negotiations will have a successful outcome. If these negotiations do not conclude with a successful financing, and alternative financing sources are not available, management will be required to take additional actions to meet liquidity needs.





Item 7.           Financial Statements and Exhibits.


         (c)    Exhibits


                10.63 Letter agreement dated July 31, 2003 from Fleet National Bank as Administrative Agent amending and extending the Amended and Restated Credit Agreement dated January 28, 2002 among Baldwin Americas Corporation, Baldwin Europe Consolidated, Inc., and Baldwin Asia Pacific Corporation, as Borrowers, and Baldwin Technology Company, Inc., Baldwin Technology Corporation, Baldwin Europe Consolidated BV, Baldwin Graphic Systems, Inc., Baldwin Kansa Corporation, Baldwin German Capital Holding GmbH, Baldwin Grafotec GmbH and Baldwin Japan Ltd., as Guarantors, and Fleet National Bank and First Union National Bank as Lenders (filed herewith).









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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        BALDWIN TECHNOLOGY COMPANY, INC.
                                        --------------------------------
                                                (REGISTRANT)

                                        By:    /s/ VIJAY C. THARANI
                                           ------------------------------------
                                                 VIJAY C. THARANI
                                               (CHIEF FINANCIAL OFFICER)




Dated: August 1, 2003



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